Item 77Q1(e): Copies of any new or amended
Registrant investment advisory contract
Amended Schedule B, as last revised June 28, 2016, to the Investment Advisory Agreement, dated December
16, 1994, between the Trust and SIMC is herein incorporated by reference to Exhibit (d)(2) of Post-
Effective Amendment Number 116 to Registrants
Registration Statement on Form N1-A (File Nos. 033-
09504 and 811-04878), filed with the SEC on August
1, 2016 (SEC Accession No. 0001104659-16-135797).
Amendment, dated June 30, 2016, and amended
Schedules A and B, as last revised June 30, 2016, to the Investment Sub-Advisory Agreement, dated July
13, 2006, between SIMC and Acadian Asset Management
LLC with respect to the Global Managed Volatility, Tax-Managed International Managed Volatility and
Multi-Strategy Alternative Funds is herein incorporated by reference to Exhibit (d)(5) of Post-
Effective Amendment Number 116 to Registrants
Registration Statement on Form N1-A (File Nos. 033-
09504 and 811-04878), filed with the SEC on August
1, 2016 (SEC Accession No. 0001104659-16-135797).
Amended Schedules A and B, as last revised June 30,
2016, to the Investment Sub-Advisory Agreement, dated January 2, 2013, between SIMC and Analytic
Investors, LLC with respect to the Global Managed
Volatility, U.S. Managed Volatility and Tax-Managed
International Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment Number 116 to Registrants
Registration Statement on Form N1-A (File Nos. 033-
09504 and 811-04878), filed with the SEC on August
1, 2016 (SEC Accession No. 0001104659-16-135797).
Amended Schedules A and B, as last revised June 30,
2016, to the Investment Sub-Advisory Agreement, dated November 30, 2010, between SIMC and LSV Asset
Management with respect to the U.S. Managed
Volatility, Tax-Managed Managed Volatility and Tax-
Managed International Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment Number 116 to
Registrants Registration Statement on Form N1-A
(File Nos. 033-09504 and 811-04878), filed with the SEC on August 1, 2016 (SEC Accession No. 0001104659-
16-135797).
Amended Schedules A and B, as last revised June 30,
2016, to the Investment Sub-Advisory Agreement, dated January 12, 2016, between SIMC and Parametric
Portfolio Associates LLC with respect to the Large
Cap, Large Cap Value, Large Cap Growth, Small Cap,
Small Cap Value, Small Cap Growth, Tax-Managed Large
Cap, Tax-Managed Small/Mid Cap, Tax-Managed Managed
Volatility and Tax-Managed International Managed
Volatility Funds is herein incorporated by reference to Exhibit (d)(62) of Post-Effective Amendment
Number 116 to Registrants Registration Statement on
Form N1-A (File Nos. 033-09504 and 811-04878), filed
with the SEC on August 1, 2016 (SEC Accession No.
0001104659-16-135797).